                                                                   EXHIBIT(p)

                               POWER OF ATTORNEY


     The undersigned, being officers and trustees of each of the Van Kampen American capital Open End Trusts (individually, a "Trust") as indicated on
Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust except for the Van Kampen American Capital Pennsylvania Tax Free Income Fund being a Pennsylvania business trust, and being officers and directors of the Morgan Stanley Fund, Inc. (the "Corporation"), a Maryland corporation, do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust or the Corporation with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: April 24, 1998


       Signature                                              Title
       ---------                                              -----

     /s/ Dennis J. McDonnell                           President and Trustee/Director
--------------------------------
   Dennis J. McDonnell


     /s/ Edward C. Wood III                            Vice President and Chief Financial Officer
--------------------------------
   Edward C. Wood III


     /s/ J. Miles Branagan                             Trustee/Director
--------------------------------
   J. Miles Branagan


     /s/ Richard M. DeMartini                          Trustee/Director
--------------------------------
   Richard M. DeMartini


     /s/ Linda Hutton Heagy                            Trustee/Director
--------------------------------
   Linda Hutton Heagy


     /s/ R. Craig Kennedy                              Trustee/Director
--------------------------------
   R. Craig Kennedy


     /s/ Jack E. Nelson                                Trustee/Director
--------------------------------
   Jack E. Nelson


     /s/ Don G. Powell                                 Trustee/Director
--------------------------------
   Don G. Powell


     /s/ Phillip B. Rooney                             Trustee/Director
--------------------------------
   Phillip B. Rooney


     /s/ Fernando Sisto, Sc.D.                         Trustee/Director
--------------------------------
   Fernando Sisto, Sc.D.


     /s/ Wayne W. Whalen                               Trustee/Director and Chairman
--------------------------------
   Wayne W. Whalen



                                   SCHEDULE 1


VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST
VAN KAMPEN AMERICAN CAPITAL TAX FREE TRUST
VAN KAMPEN AMERICAN CAPITAL TRUST
VAN KAMPEN AMERICAN CAPITAL EQUITY TRUST
VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND VAN KAMPEN AMERICAN CAPITAL TAX FREE MONEY FUND
VAN KAMPEN AMERICAN CAPITAL COMSTOCK FUND
VAN KAMPEN AMERICAN CAPITAL CORPORATE BOND FUND
VAN KAMPEN AMERICAN CAPITAL EMREGING GROWTH FUND
VAN KAMPEN AMERICAN CAPITAL ENTERPRISE FUND
VAN KAMPEN AMERICAN CAPITAL EQUITY INCOME FUND
VAN KAMPEN AMERICAN CAPITAL LIMITED MATURITY GOVERNMENT FUND VAN KAMPEN AMERICAN CAPITAL GLOBAL MANAGED ASSETS FUND
VAN KAMPEN AMERICAN CAPITAL GOVERNMENT SECURITIES FUND
VAN KAMPEN AMERICAN CAPITAL GROWTH AND INCOME FUND
VAN KAMPEN AMERICAN CAPITAL HARBOR FUND
VAN KAMPEN AMERICAN CAPITAL HIGH INCOME CORPORATE BOND FUND VAN KAMPEN AMERICAN CAPITAL LIFE INVESTMENT TRUST
VAN KAMPEN AMERICAN CAPITAL PACE FUND
VAN KAMPEN AMERICAN CAPITAL REAL ESTATE SECURITIES FUND
VAN KAMPEN AMERICAN CAPITAL RESERVE FUND
VAN KAMPEN AMERICAN CAPITAL SMALL CAPITALIZATION FUND
VAN KAMPEN AMERICAN CAPITAL TAX-EXEMPT TRUST
VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST FOR INCOME VAN KAMPEN AMERICAN CAPITAL WORLD PORTFOLIO SERIES TRUST
VAN KAMPEN AMERICAN CAPITAL FOREIGN SECURITIES FUND